Related Parties	12 Months Ended
Dec. 31, 2025
Related Parties [Abstract]
Related parties

Note 9. Related parties

Transactions between related parties

The Group has entered into loan agreements with certain shareholders, executives and directors. The amounts outstanding are unsecured and in the case of default on payment, a fine of 2% may be imposed on the total value of the loans.

The loan balances outstanding for the year ended December 31, 2025, and 2024 are as follows:

	2025	2024
Related party loan—José Mário(i)	-	1,078
Total loans from related parties	-	1,078

(i)	On August 14, 2024, Nuvini S.A. entered into a loan agreement with Jose Mario, the Company’s Chief Operating Officer, in the principal amount of R$1.0 million with an interest equivalent to the SELIC rate plus rate of 10% per annum, and a 5% penalty on the value of the agreement if the loan payments become overdue. The loan agreement also provides for the right of conversion into shares for the value of the loan on the conversion date plus a 20% premium, at the discretion of lender. This loan was settled and paid during the year ended December 31, 2025.

Pierre Schurmann Investment Agreement

On December 4, 2025, the Company and its Founder and Chief Executive Officer Pierre Schurmann entered into a binding investment agreement to invest $6 million of personal capital in the Company through a direct private placement of equity securities, subject to closing conditions (the “Investment Agreement”). Pursuant to the Investment Agreement, Xurmann Investments Ltd, an investment vehicle wholly owned by Mr. Schurmann, will acquire 1,500,000 ordinary shares at $4.00 per share, along with five-year warrants to purchase 300,000 additional shares at an exercise price of $25.00 per share. As of December 31, 2025, this investment has not been made.

Mr. Schurmann is currently working to obtain the financing to conclude his investment. While the process has taken longer than initially anticipated, the parties continue to work diligently toward its completion. The Company will provide further updates in due course. There is no guarantee that Mr. Schurmann will be able to obtain the required financing nor that his investment will be completed.

Key management compensation

The compensation of the Group’s executive management team is determined based on the Group’s compensation policy considering the performance of professionals, business areas and market trends.

Key management compensation for the years ended December 31, 2025, 2024 and 2023 is summarized as follows:

	2025	2024	2023
Short-term compensation (including salary)	6,438	93	434
Short-term employee benefits	-	48	72
Termination benefits	-	-	62
Share-based compensation	14,952	17,134	16,685
Total	21,390	17,275	17,253

The balance of short-term employee benefits consists of health, life, and dental insurance along with a meal voucher which is considered a monthly employee benefit under Brazil Compensation Law.

Termination benefits were paid to one employee in a key management position during 2023 after they were terminated from Nuvini. The termination benefits consist of salaries, overdue holidays and tax labor.

In agreement with the Nuvini S.A. share subscription option granting plan, in the event of a Liquidity Event, as defined in the Plan, 50% of the Options not yet exercisable on the date of occurrence of the Liquidity Event will become exercisable. The Company recognized a Liquidity Event in connection with the business combination with Mercato event on September 29, 2023, and therefore accelerated the vesting schedule. Refer to note 19 for more information regarding share-based compensation awards.

Share-based compensation awards are granted to employees which will be vested based on the terms of the individual agreements. Other than the above, there were no reportable transactions between the Group and members of the key management personnel during the years ended December 31, 2025, 2024 and 2023. For more information regarding share-based compensation awards see note 19.